Exhibit 99.2

Investor Presentation Q3 2021

SAFE HARBOR F orw ar d L ook i n g St a t e m e n t s This presentation contains forward - looking statements that are based on our management’s beliefs and assumptions and on information currently available to us . All statements other than statements of historical facts are forward - looking . These statements relate to future events or to our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward - looking statements . Forward - looking statements include, but are not limited to, statements about : • the synergies that we expect to experience resulting from the acquisition of Appliances Connection; • our ability to successfully integrate Appliances Connection’s business with our existing business; • the impact of the COVID - 19 pandemic on our operations and financial condition; • our goals and strategies; • our future business development, financial condition and results of operations; • expected changes in our revenue, costs or expenditures; • growth of and competition trends in our industry; • our expectations regarding demand for, and market acceptance of, our products; • our expectations regarding our relationships with investors, institutional funding partners and other parties with whom we collaborate; • our expectation regarding the use of proceeds from this offering; • fluctuations in general economic and business conditions in the markets in which we operate; and • relevant government policies and regulations relating to our industry. In some cases, you can identify forward - looking statements by terms such as “may,” “could,” “will,” “should,” “would,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “poten tia l,” “project” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions. You should not place undue reliance on forward - looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond our control and which could materially affect results. Factors that may cause actual results to differ materially from current expectations include, among other things, those listed under the heading “Risk Factors” and elsewhere in the registration statement that we have filed with the SEC. If one or more of these risks or uncertainties occur, or if our underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward - looking statements. No forward - looking statement is a guarantee of future performance. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date on which the statements are made in this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain , and investors are cautioned not to unduly rely upon these statements. The forward - looking statements made in this presentation relate only to events or information as of the date on which the statements are made in this presentation. Although we have ongoing disclosure obligations under United States federal securities laws, we do not intend to update or otherwise revise the forward - looking statements in this presentation, whether as a result of new information, future events or otherwise. Non - GAAP Financial Measures While the Company reports financial results in accordance with accounting principles generally accepted in the United States, this presentation includes certain non - GAAP measures, which are not presented in accordance with GAAP or substitutes for GAAP measures. Non - GAAP measures have various limitations as analytical tools, and the recipient should not consider them in isolation, or GAAP as a substitute for analysis of the Company’s results as reported under GAAP. Further, because not all companies use identical calculations, the presentation herein of non - GAAP measures may not be comparable to other similarly titled measures reported by other companies. For a reconciliation of non - GAAP measures to the comparable GAAP measures, see the ”EBITDA Reconciliation” page. Pro f o rm a R e s ul ts This presentation contains unaudited proforma results of operations, which have been prepared for information purposes only. The unaudited proforma results of operations are not intended to present actual results that would have been attained had the acquisition of Appliances Connection been completed as of January 1, 2020, or to project potential operating results as of any future date or for any future periods. Appliances Connection’s revenue and net income for the three and nine months ended September 30, 2021, included in the Company’s consolidated statement of operations amounted to approximately $ 129.3 million and $ 177.1 , respectively.

The recent combination of Appliances Connection and Goedeker has created one of the largest pure - play ecommerce compan ies in the more than $32 billion U.S. home appliance market (1) . We have a clear strategy for pursuing sustainable growth and undisputed category leadership: x Maintain Frictionless Technology x Employ Targeted Marketing x Offer Expansive Selection x Deliver Great Content and Value x Provide Fast, Reliable Shipping x Sustain Expert Customer Care 3 Investor Presentation | November 2021 Our strategy is being implemented by an aligned and experienced ecommerce leadership team that previously built Appliances Connection. (1) References total U.S. home appliance market, including major household appliances.

WE HAVE A VISION FOR BECOMING THE MARKET LEADER Investor Presentation | November 2021 4 Goedeker is uniquely positioned to capture and convert a wide range of customers x Lower shipping costs and material handling, which leads to reduced costs for the customer, less damages and returns, and higher customer satisfaction x Optimized operations across marketplaces and warehouses to reach as many customers as possible within a 24 – 72 - hour time window x A unique custome r experience supported by digital content and 24 / 7 service from our team of experts What we offer: Resulting in: x An elevated customer experience that is unmatched by big box retailers x A high degree of customer satisfaction that creates brand loyalty x Faster delivery, which leads to more sales revenue and repeat customers x An ability to capture unaddressed B 2 B customers including government, healthcare, hospitality and senior living, among others Capture Convert Retain

Q3 FINANCIAL HIGHLIGHTS Sales $141.9M Gross Profit $31.4M Gross Margins 22.1% Proforma Net Income $3.9M Proforma Adj. EBITDA $11.0M Cash Position $27.2M Investor Presentation | November 2021 5 Combined Net Product Sales +38.8% Y/Y Proforma Gross Profit +49.5% Y/Y +657.1% Y/Y (1) Reconciliation of non - GAAP financial measures is provided in the EBITDA Reconciliation Page in the Appendix of this Investo r Presentation. All results are consolidated. Y/Y reflects Q3 2021 vs. Q3 2020.

CAPITAL STRUCTURE Investor Presentation | November 2021 6 Market Price as of market close on November 9, 2021 $ 2.73 Common Shares 106,387,332 Warrants 92,058,863 Total Common Shares & Warrants Outstanding 198,446,195 Equity Value Assuming Full Exercise of Warrants 541,758,112 Current Portion of Long Term Debt 6,425,266 Long Term Debt - Notes Payable 49,939,861 Total Debt 56,365,127 Less: Cash on Hand, Including Restricted Cash (35,186,033) Less: Cash Proceeds from Warrants ($2.25/Warrant) (207,132,442) Enterprise Value 355,804,765

Market Opportunity & Competitive Positioning

HOME APPLIANCES IS AN ATTRACTIVE, GROWING MARKET Source: Statista; Mordor Intelligence : United States Major Home Appliances Market - Growth, Trends, Covid - 19 Impact, And Forecasts (2021 - 2026 ) . Investor Presentation | November 2021 8 Major Household Appliances Market Revenue in the U.S. from 20 21 to 2026 ( $ in billion s ) 22.5 23.2 23.8 24.2 24.4 24.6 20 22 24 26 2021 2022 2023 2024 2025 2026 In 2021, revenue from Major Appliances alone is forecasted to amount to $22.5 billion 3.08% CAGR by 2026 The U . S . Household Appliances market’s largest segment is “Major Appliances,” which includes refrigerators, freezers, dishwashers, washing machines, cookers and ovens .

Goedeker is uniquely position ed to take advantage of the substantial behavioral shift toward online shopping for household appliances 17% of consumers purchased household appliances online in 2020 30% expected growth in consumers purchasing appliances online post - pandemic 46% of U.S. consumers are shopping online for products they previously bought in stores Investor Presentation | November 2021 9 CUSTOMERS ARE INCREASING THEIR ONLINE SPEND Source: EY: US Future Consumer Index Edition 5: An online holiday sets the stage for retail’s future (November 2020); McKinsey & Company: Perspectives on retail and consumer goods (August 2020 Report); Statista: Online purchases by category in the U.S. 2020 (January 2021).

RETAIL FRAGMENTATION IS CREATING OPPORTUNITY

Goedeker is the only household appliances retailer that specializes in the Core, Premium and Luxury categories while other retailers are more focused on selling Core appliances

GOEDEKERS

- ✓ Assortment emphasizes Premium, with strong Luxury representation
- ✓ Wide selection across easy-to-navigate websites
- ✓ Expert-staffed call centers to guide customer journey
- ✓ Efficient fulfillment platforms
- ✓ Competitive pricing
- ✓ Purpose-built, data-driven platforms drive customer conversion and upsell

Big Box Retailers *Best Buy, The Home Depot, Lowe's*	× 5,000+ store fronts × Assortment focuses on Core, very limited selection × Discount-driven × No Luxury assortment available
Independent Dealers And Smaller Chains	× 2,000+ store fronts × Focus on Core brands with limited Premium offerings × Limited selection × Size of business makes maneuvering supply chain constraints challenging
Mass Market Resellers *Amazon, eBay, Overstock, Wayfair*	× Inconsistent brands, models and availability × Non-integrated, insufficient product information × Delivery dates and times vary significantly × No sales or customer service interaction at point of sale × Little to no direct factory contact for warranty and servicing

Source: Statista, SICCode.

Investor Presentation | November 2021 10

WE ARE WELL - POSITIONED TO SEIZE THE WHITE SPACE Investor Presentation | November 2021 11 We believe Goedeker has clear operating tailwinds that the competitive set does not: Distinct ability to offer customers Core, Premium and Luxury appliances brands through one point - and - click experience An aligned leadership team with decades of collective experience in the ecommerce and home appliances verticals D ifferentiated product expertise that exceeds what other retailers and online marketplaces can provide to consumers and B 2 B customers An existing growth trajectory that we are building upon Proven Leadership Distinct Product Expertise Strong Growth Foundation Vast Product Catalog

WE ARE TAKING STEPS TO BUILD A STRONG FOUNDATION Leveraging Our Increased Scale Renegotiating agreements with vendors and suppliers to secure the most favorable rates and terms Drawing on our increased scale to access sufficient inventory despite global supply chain constraints Continuing to focus on expanding our product catalog, including through private label offerings with strong margins Narrowing down a new brand identity and name, which will be rolled out with new ecommerce properties by the end of Q2 2022 Focusing on geographic expansion, including new fulfillment centers in key regions, allowin g us to reach more customers and shorten delivery times Integrating leading logistics software and technologies to improve our supply chain Strengthening Our Brand and Infrastructure Investor Presentation | November 2021 12

WE HAVE CLEAR PRIORITIES FOR THE QUARTER AHEAD Investor Presentation | November 2021 13 Strengthen human capital by adding talent in areas such as analytics, ecommerce and supply chain, while reducing and reconciling positions tied to legacy Goedeker business model Finalize new name and brand ethos to establish a strong identity that will help accelerate our growth and deepen our relationship with the customer Finalize geographic locations for fulfillment centers in the southeast and southwest, where customer demand is growing Sustain inventory flow and gradually expand product catalog, including by adding high - margin private label offerings as well as newer and more environmentally efficient models Begin to build out B2B platform, with an eye toward establishing strategic partnerships that can yield initial entry points with builders and contractors in high - growth markets Continue to strengthen the Board of Directors and explore potential strategies for optimizing the Company’s capital structure

Appendix

APPENDIX: EBITDA RECONCILIATION This presentation includes certain “non - GAAP” financial measures, including adjusted EBITDA . A non - GAAP financial measure is a numerical measure of historical or future performance, financial position or cash flow that excludes amounts, or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with GAAP in our financial statements, and vice versa for measures that include amounts, or are subject to adjustments that effectively include amounts, that are excluded from the most directly comparable measure as calculated and presented . GAAP refers to generally accepted accounting principles in the United States . Non - GAAP financial measures are provided as additional information to investors to provide them with an alternative method for assessing our financial condition and operating results . These measures are not meant to be a substitute for GAAP and may be different from or otherwise inconsistent with non - GAAP financial measures used by other companies . The table below reconciles the most directly comparable GAAP financial measures to adjusted EBITDA . EBITDA, or earnings before interest, income taxes, depreciation and amortization, is calculated as net income (loss) before interest expense, income tax benefit (expense), depreciation expense and amortization expense . Amortization expenses consist of amortization of intangibles and debt charges, including debt issuance costs, discounts and the like . Adjusted EBITDA is calculated utilizing the same calculation as described above in arriving at EBITDA, which is further adjusted, in the case of our company, by : (i) a loss on extinguishment of debt ; (ii) an impairment loss on the abandonment of a right - of - use asset ; and (iii) non - recurring expenses related to the acquisition of Appliances Connection . To provide investors with additional information about our financial results, we disclose within this presentation adjusted EBITDA, which is a non - GAAP financial measure, of Goedeker and Appliances Connection . These metrics are derived exclusively from the operations of Goedeker and Appliances Connection, as applicable, as reflected in the financial statements of Goedeker and Appliances Connection, as applicable . We have provided below a reconciliation adjusted EBITDA and net income (loss) before income taxes . Net income (loss) before income taxes is the most directly comparable financial measure prepared in accordance with GAAP . We have included adjusted EBITDA because we believe it enhances investors’ understanding of the operating results of Goedeker and Appliances Connection, as applicable . Adjusted EBITDA is provided because management believes it is an important measure of financial performance commonly used to determine the value of companies, to define standards for borrowing from institutional lenders and because it is the primary measure used by management to evaluate our performance . Some limitations of Adjusted EBITDA are : ● Adjusted EBITDA does not reflect the interest expense of, or the cash requirements necessary to, service interest or principal payments on our debts; ● Adjusted EBITDA does not reflect income tax payments that may represent a reduction in cash available to us; ● A lthough depreciation and amortization are non - cash charges, the assets being depreciated and amortized may have to be replaced in the future; and ● O ther companies may calculate Adjusted EBITDA differently or not at all, which reduces its usefulness as a comparative measure. Because of these limitations, you should consider Adjusted EBITDA alongside other financial performance measures, including net income (loss) of Goedeker and Appliances Connection, as applicable . Investor Presentation | November 2021 15

APPENDIX: EBITDA RECONCILIATION (CONT.) Investor Presentation | November 2021 16 Three Months Ended September 30, 2021 Nine Months Ended September 30, 2021 NET INCOME $ 3 . 9 $ 32 . 1 ADJUSTMENTS Income taxes 2 . 3 ( 4 . 0 ) Depreciation and amortization 2 . 8 8 . 3 Financing costs 0 . 2 0 . 3 Interest expense 0 . 9 2 . 4 EBITDA 10 . 1 39 . 1 Acquisition expenses 0 . 1 0 . 9 Loss on extinguishment of debt - 1 . 7 Loss on abandonment of Right of Use asset - 1 . 4 Severance expense 0 . 8 0 . 8 ADJUSTED EBITDA $ 11 . 0 $ 43 . 9 ($ in millions)